EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Financial Bancorp, Inc. on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission  on the date hereof (the “Report”), I, Georgia S. Derrico, Chairman and Chief Executive Officer of  Southern Financial , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

s/s Georgia S. Derrico

Georgia S. Derrico
Chairman and Chief Executive Officer
August 14, 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Financial Bancorp, Inc. on Form 10-Q  for the period ended June 30, 2002 as filed with the Securities and Exchange Commission  on the date hereof (the “Report”), I, Patricia A. Ferrick, Chief Financial Officer and Senior Vice President of  Southern Financial , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

s/s Patricia A. Ferrick

Patricia A. Ferrick
Chief Financial Officer and Senior Vice
President
August 14, 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Financial Bancorp, Inc. on Form 10-Q  for the period ended June 30, 2002 as filed with the Securities and Exchange Commission  on the date hereof (the “Report”), I, William H. Lagos, Controller and Senior Vice President of  Southern Financial, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

s/s William H. Lagos

William H. Lagos
Controller and Senior Vice President
August 14, 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Financial Bancorp, Inc. on Form 10-Q  for the period ended June 30, 2002 as filed with the Securities and Exchange Commission  on the date hereof (the “Report”), I, Tim A. Armstrong, Assistant Controller and Vice President of  Southern Financial , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

s/s Tim A. Armstrong

Tim A. Armstrong
Assistant Controller and Vice President
August 14, 2002